Exhibit 99.2
Certain financial information and disclosures in AXA Equitable Life Insurance Company (the "Company") Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 (the “Q3 2017 Form 10-Q”) is being updated to reflect the impact on previously filed financial statements and other disclosures therein of actions taken by the Company described in Item 8.01 of the Company's Current Report on Form 8-K to which this Exhibit 99.2 is attached (the "Form 8-K"). As noted in Item 8.01 the Company is amending this information to reflect a change in accounting principle as well as to correct errors in the previously issued financial statements. In order to improve the consistency and comparability of the financial statements, management has voluntarily revised the financial information to include such revisions and all previously recorded out of period adjustments in each of the applicable periods.

The following tables present line items for September 30, 2017 financial information that has been affected by the revision. For these items, the tables detail the amounts as previously reported, the impact upon those line items due to the revision, and the amounts as currently revised within this exhibit.

	As Previously Reported	Impact of Revisions	As Revised
	(In millions)
As of September 30, 2017
Assets:
DAC	4,550	159	4,709
Amounts due from reinsurers	5,016	(12)	5,004
Guaranteed minimum income benefit reinsurance asset, at fair value	10,933	(30)	10,903
Total Assets	$219,069	$117	$219,186

Liabilities:
Future policyholders' benefits and other policyholders' liabilities	29,423	74	29,497
Current and deferred taxes	3,148	15	3,163
Total Liabilities	202,669	89	202,758

Equity:
Retained Earnings	7,265	25	7,290
Accumulated other comprehensive income (loss)	362	3	365
AXA Equitable Equity	12,990	28	13,018
Equity	15,959	28	15,987
Total Liabilities and Equity	$219,069	$117	$219,186

	As Previously Reported	Impact of Revisions	As Revised
	(In millions)
Three Months Ended September 30, 2017
Statements of Income (Loss):
Revenues:
Net derivative gains (losses)	(318)	11	(307)
Total revenues	2,520	11	2,531
Benefits and other deductions:
Policyholders' benefits	995	(92)	903
Amortization of deferred policy acquisition costs, net	(33)	22	(11)
Total benefits and other deductions	2,581	(70)	2,511

Income (loss) from operations, before income taxes	(61)	81	20
Income tax (expense) benefit	127	(26)	101

Net income (loss)	66	55	121

Net income (loss) attributable to AXA Equitable	$(56)	$55	$(1)

Statements of Comprehensive Income (Loss):

Net income (loss)	$66	$55	$121
Change in unrealized gains (losses), net of reclassification adjustment	(55)	(20)	(75)
Other comprehensive income	(52)	(20)	(72)
Comprehensive income (loss)	14	35	49
Comprehensive income (loss) attributable to AXA Equitable	$(140)	$35	$(105)

	As Previously Reported	Impact of Revisions	As Revised
	(In millions)
Nine Months Ended September 30, 2017
Statements of Income (Loss):
Revenues:
Policy charges and fee income	$2,626	$(2)	$2,624
Net derivative gains (losses)	1,376	(121)	1,255
Total revenues	9,673	(123)	9,550
Benefits and other deductions:
Policyholders' benefits	3,308	(82)	3,226
Amortization of deferred policy acquisition costs, net	15	21	36
Total benefits and other deductions	7,800	(61)	7,739

Income (loss) from operations, before income taxes	1,873	(62)	1,811
Income tax (expense) benefit	(196)	23	(173)
Net income (loss)	1,677	(39)	1,638
Net income (loss) attributable to AXA Equitable	$1,324	$(39)	$1,285

Statements of Comprehensive Income (Loss):

Net income (loss)	$1,677	$(39)	$1,638
Change in unrealized gains (losses), net of reclassification adjustment	362	1	363
Other comprehensive income	380	1	381
Comprehensive income (loss)	2,057	(38)	2,019
Comprehensive income (loss) attributable to AXA Equitable	$1,685	$(38)	$1,647

	As Previously Reported	Impact of Revisions	As Revised
	(In millions)
Nine Months Ended September 30, 2017
Statements of Equity:
Retained earnings, beginning of year	$5,941	$64	$6,005
Net income (loss)	1,324	(39)	1,285
Retained earnings, end of period	7,265	25	7,290
Accumulated other comprehensive income, beginning of year earnings, beginning of year	1	2	3
Other comprehensive income (loss)	361	1	362
Accumulated other comprehensive income, end of period	362	3	365
Total AXA Equitable’s equity, end of period	12,990	25	13,015

Total Equity, End of Period	$15,959	$25	$15,984

	As Previously Reported	Impact of Revisions	As Revised
	(In millions)
Nine Months Ended September 30, 2017
Statements of Cash flows:
Cash flow from operating activities:
Net income (loss)	$1,677	$(41)	$1,636
Policy charges and fee income	(2,626)	2	(2,624)
Net derivative (gains) loss	(1,376)	121	(1,255)
Changes in:
Deferred Policy Acquisition costs	15	24	39
Future policy benefits	1,289	(82)	1,207
Current and deferred income taxes	639	(24)	615
Net cash provided by (used in) operating activities	$994	$—	$994

The following tables present line items for June 30, 2017 financial information that has been affected by the revision or change in accounting principle. This information has been corrected from the information previously presented in the Q3 2017 Form 10-Q. For these items, the tables detail the amounts as previously reported, the impact upon those line items due to the revision, as revised after the revisions, the impacts of the change in accounting principle and the amounts as currently revised within this exhibit.

	As Previously Reported	Impact of Revisions	As Revised and Adjusted Herein	Impact of Accounting Change	As Revised
	(In millions)
As of June 30, 2017 (1)
Assets:
Other equity investments	$1,477	$(21)	$1,456	$—	$1,456
Other invested assets	2,622	32	2,654	—	2,654
Total investments	62,111	11	62,122	—	62,122
DAC	4,141	53	4,194	525	4,719
Amounts due from reinsurers	4,870	19	4,889	—	4,889
Guaranteed minimum income benefit reinsurance contract asset, at fair value	11,290	(27)	11,263	—	11,263
Total Assets	$214,941	$56	$214,997	$525	$215,522

Liabilities:
Policyholders' account balance	$41,531	$(15)	$41,516	$—	$41,516
Future policyholders' benefits and other policyholders' liabilities	26,799	124	26,923	2,801	29,724
Current and deferred taxes	4,000	(21)	3,979	(798)	3,181
Other liabilities	2,531	(9)	2,522	—	2,522
Total Liabilities	196,972	79	197,051	2,003	199,054

Equity:
Retained Earnings	8,779	(38)	8,741	(1,450)	7,291
Accumulated other comprehensive income (loss)	493	4	497	(28)	469
AXA Equitable Equity	14,635	(34)	14,601	(1,478)	13,123
Noncontrolling interest	2,973	11	2,984	—	2,984
Equity	17,608	(23)	17,585	(1,478)	16,107

Total Liabilities and Equity	$214,941	$56	$214,997	$525	$215,522

(1)
In the Q3 2017 Form 10-Q the Company reported revision to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in Note 2 to the financial statements of the Q3 2017 Form 10-Q.  The Company is now filing the Form 8-K to which this Exhibit 99.2 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

	As Previously Reported	Impact of Revisions	As Revised and Adjusted Herein	Impact of Accounting Change	As Revised
	(In millions)
Three Months Ended June 30, 2017 (1)
Statements of Income (Loss):
Revenues:
Policy charges and fee income	$865	$55	$920	$(68)	$852
Net derivative gains (losses)	1,693	(87)	1,606	266	1,872
Total revenues	4,488	(32)	4,456	198	4,654
Benefits and other deductions:
Policyholders' benefits	1,452	37	1,489	(134)	1,355
Amortization of deferred policy acquisition costs, net	(82)	5	(77)	2	(75)
Interest credited to policyholders’ account balances	321	1	322	—	322
Other operating costs and expenses	155	(6)	149	—	149
Total benefits and other deductions	2,691	37	2,728	(132)	2,596

Income (loss) from operations, before income taxes	1,797	(69)	1,728	330	2,058
Income tax (expense) benefit	(338)	25	(313)	(115)	(428)
Net income (loss)	1,459	(44)	1,415	215	1,630

Net income (loss) attributable to AXA Equitable	$1,346	$(44)	$1,302	$215	$1,517

Statements of Comprehensive Income (Loss):

Net income (loss)	$1,459	$(44)	$1,415	$215	$1,630
Change in unrealized gains (losses), net of reclassification adjustment	314	4	318	8	326
Other comprehensive income	294	4	298	8	306
Comprehensive income (loss)	1,753	(40)	1,713	223	1,936
Comprehensive income (loss) attributable to AXA Equitable	$1,660	$(40)	$1,620	$223	$1,843

(1)
In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in Note 2 to the financial statements of the Q3 2017 Form 10-Q.  The Company is now filing the Form 8-K to which this Exhibit 99.2 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

	As Previously Reported	Impact of Revisions	As Revised and Adjusted Herein	Impact of Accounting Change	As Revised
	(In millions)
Six Months Ended June 30, 2017 (1)
Statements of Income (Loss):
Revenues:
Policy charges and fee income	$1,761	$84	$1,845	$(135)	$1,710
Net derivative gains (losses)	969	(132)	837	725	1,562
Total revenues	6,477	(48)	6,429	590	7,019
Benefits and other deductions:
Policyholders' benefits	2,343	45	2,388	(65)	2,323
Amortization of deferred policy acquisition costs, net	43	1	44	3	47
Other operating costs and expenses	539	(9)	530	—	530
Total benefits and other deductions	5,253	37	5,290	(62)	5,228

Income (loss) from operations, before income taxes	1,224	(85)	1,139	652	1,791
Income tax (expense) benefit	(78)	32	(46)	(228)	(274)
Net income (loss)	1,146	(53)	1,093	424	1,517

Net income (loss) attributable to AXA Equitable	$915	$(53)	$862	$424	$1,286

Statements of Comprehensive Income (Loss):

Net income (loss)	$1,146	$(53)	$1,093	$424	$1,517
Change in unrealized gains (losses), net of reclassification adjustment	458	4	462	(24)	438
Other comprehensive income	473	4	477	(24)	453
Comprehensive income (loss)	1,619	(49)	1,570	400	1,970
Comprehensive income (loss) attributable to AXA Equitable	$1,401	$(49)	$1,352	$400	$1,752

(1)
In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in Note 2 to the financial statements of the Q3 2017 Form 10-Q.  The Company is now filing the Form 8-K to which this Exhibit 99.2 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

	As Previously Reported	Impact of Revisions	As Revised and Adjusted Herein	Impact of Accounting Change	As Revised
	(In millions)
Six Months Ended June 30, 2017 (1)
Statements of Equity:
Retained earnings, beginning of year	$7,864	$15	$7,879	$(1,874)	$6,005
Net income (loss)	915	(53)	862	424	1,286
Retained earnings, end of period	8,779	(38)	8,741	(1,450)	7,291

Accumulated other comprehensive income, beginning of year earnings, beginning of year	7	—	7	(4)	3
Other comprehensive income (loss)	486	4	490	(24)	466
Accumulated other comprehensive income, end of period	493	4	497	(28)	469

Total AXA Equitable’s equity, end of period	14,635	(34)	14,601	(1,478)	13,123

Noncontrolling interest, beginning of year	3,085	11	3,096	—	3,096
Noncontrolling interest, end of period	2,973	11	2,984	—	2,984

Total Equity, End of Period	$17,617	$(23)	$17,594	$(1,478)	$16,116

(1)
In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in Note 2 to the financial statements of the Q3 2017 Form 10-Q.  The Company is now filing the Form 8-K to which this Exhibit 99.2 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

	As Previously Reported	Impact of Revisions	As Revised and Adjusted Herein	Impact of Accounting Change	As Revised
	(In millions)
Six Months Ended June 30, 2017 (1)
Statements of Cash flows:
Cash flow from operating activities:
Net income (loss)	$1,146	$(53)	$1,093	$424	$1,517
Policy charges and fee income	(1,761)	(84)	(1,845)	135	(1,710)
Net derivative (gains) loss	(969)	132	(837)	(725)	(1,562)
Changes in:
Future policy benefits	1,381	(12)	1,369	(65)	1,304
Reinsurance recoverable	(251)	57	(194)	—	(194)
Deferred Policy Acquisition costs	43	1	44	3	47
Current and deferred income taxes	(16)	(32)	(48)	228	180
Other	93	(9)	84	—	84
Net cash provided by (used in) operating activities	$(75)	$—	$(75)	$—	$(75)

(1)
In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in Note 2 to the financial statements of the Q3 2017 Form 10-Q.  The Company is now filing the Form 8-K to which this Exhibit 99.2 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

The following tables present line items for March 31, 2017 financial information that has been affected by the revision or change in accounting principle. This information has been corrected from the information previously presented in the Q3 2017 Form 10-Q. For these items, the tables detail the amounts as previously reported, the impact upon those line items due to the revision, as revised after the revisions, the impacts of the change in accounting principle and the amounts as currently revised within this exhibit.

	As Previously Reported	Impact of Revisions	As Revised and Adjusted Herein	Impact of Accounting Change	As Revised
	(In millions)
As of March 31, 2017 (1)
Assets:
Other equity investments	$1,463	$(23)	$1,440	$—	$1,440
Other invested assets	2,050	34	2,084	—	2,084
Total investments	60,406	11	60,417	—	60,417
DAC	4,068	95	4,163	526	4,689
Amounts due from reinsurers	4,639	8	4,647	—	4,647
Guaranteed minimum income benefit reinsurance asset, at fair value	9,795	7	9,802	—	9,802
Total Assets	$209,098	$121	$209,219	$526	$209,745

Liabilities:
Policyholders' account balance	$40,308	$(16)	$40,292	$—	$40,292
Future policyholders' benefits and other policyholders' liabilities	25,496	89	25,585	3,144	28,729
Current and deferred taxes	3,523	12	3,535	(917)	2,618
Other liabilities	2,496	(3)	2,493	—	2,493
Total Liabilities	192,712	82	192,794	2,227	195,021

Equity:
Retained Earnings	7,411	28	7,439	(1,665)	5,774
Accumulated other comprehensive income (loss)	179	—	179	(36)	143
AXA Equitable Equity	12,934	28	12,962	(1,701)	11,261
Noncontrolling interest	3,035	11	3,046	—	3,046
Equity	15,969	39	16,008	(1,701)	14,307

Total Liabilities and Equity	$209,098	$121	$209,219	$526	$209,745

(1)
In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in Note 2 to the financial statements of the Q3 2017 Form 10-Q.  The Company is now filing the Form 8-K to which this Exhibit 99.2 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

	As Previously Reported	Impact of Revisions	As Revised and Adjusted Herein	Impact of Accounting Change	As Revised
	(In millions)
Three Months Ended March 31, 2017 (1)
Statements of Income (Loss):
Revenues:
Policy charges and fee income	$896	$29	$925	$(67)	$858
Net derivative gains (losses)	(724)	(45)	(769)	459	(310)
Total revenues	1,989	(16)	1,973	392	2,365
Benefits and other deductions:
Policyholders' benefits	891	8	899	69	968
Interest credited to Policyholders' Account Balances	337	(1)	336	—	336
Amortization of deferred policy acquisition costs, net	125	(4)	121	1	122
Other operating costs and expenses	384	(3)	381	—	381
Total benefits and other deductions	2,562	—	2,562	70	2,632

Income (loss) from operations, before income taxes	(573)	(16)	(589)	322	(267)
Income tax (expense) benefit	260	7	267	(113)	154
Net income (loss)	(313)	(9)	(322)	209	(113)

Net income (loss) attributable to AXA Equitable	$(431)	$(9)	$(440)	$209	$(231)

Statements of Comprehensive Income (Loss):

Net income (loss)	$(313)	$(9)	$(322)	$209	$(113)
Change in unrealized gains (losses), net of reclassification adjustment	144	—	144	(32)	112
Other comprehensive income	179	—	179	(32)	147
Comprehensive income (loss)	(134)	(9)	(143)	177	34
Comprehensive income (loss) attributable to AXA Equitable	$(259)	$(9)	$(268)	$177	$(91)

(1)
In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in Note 2 to the financial statements of the Q3 2017 Form 10-Q.  The Company is now filing the Form 8-K to which this Exhibit 99.2 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

	As Previously Reported	Impact of Revisions	As Revised and Adjusted Herein	Impact of Accounting Change	As Revised
	(In millions)
Three Months Ended March 31, 2017 (1)
Statements of Equity:
Retained earnings, beginning of year	$7,842	$37	$7,879	$(1,874)	$6,005
Net income (loss)	(431)	(9)	(440)	209	(231)
Retained earnings, end of period	7,411	28	7,439	(1,665)	5,774
Accumulated other comprehensive income, beginning of year earnings, beginning of year	7	—	7	(4)	3
Other comprehensive income (loss)	172	—	172	(32)	140
Accumulated other comprehensive income, end of period	179	—	179	(36)	143

Total AXA Equitable’s equity, end of period	12,934	28	12,962	(1,701)	11,261

Noncontrolling interest, beginning of year	3,085	11	3,096	—	3,096
Net income (loss) attributable to noncontrolling interest
Noncontrolling interest, end of period	3,035	11	3,046	—	3,046

Total Equity, End of Period	$15,969	$39	$16,008	$(1,701)	$14,307

	As Previously Reported	Impact of Revisions	As Revised and Adjusted Herein	Impact of Accounting Change	As Revised
	(In millions)
Three Months Ended March 31, 2017 (1)
Statements of Cash flows:
Net income (loss)	$(313)	$(9)	$(322)	$192	$(130)
Policy charges and fee income	(896)	(29)	(925)	67	(858)
Interest credited to policyholders’ account balances	337	(1)	336	—	336
Net derivative (gains) loss	724	45	769	(433)	336
Changes in:
Deferred Policy Acquisition costs	125	(3)	122	1	123
Future policy benefits	185	(13)	172	69	241
Reinsurance recoverable	(44)	20	(24)	—	(24)
Current and deferred income taxes	(327)	(7)	(334)	104	(230)
Other	180	(3)	177	—	177
Net cash provided by (used in) operating activities	$18	$—	$18	$—	$18

(1)
In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in Note 2 to the financial statements of the Q3 2017 Form 10-Q.  The Company is now filing the Form 8-K to which this Exhibit 99.2 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.